SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                            86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251


                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     Effective September 30, 2002, we entered into an amended credit facility with our bank lenders which, among other provisions, extended the maturity date of the facility from March 16, 2003 through December 31, 2004, waived previous non-compliance, and required the issuance to the lenders of 211,549 shares of our Series B convertible preferred stock.

ITEM 7C. EXHIBITS

     3.1(a) Second Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 18, 1995, as amended by the Certificate of Designation, Preferences, and Rights of Series B Preferred Stock filed with the Secretary of State of Delaware on September 26, 2002.

     4.5 Registration Rights Agreement dated as of September 30, 2002 by and among the Company, Special Value Bond Fund II, LLC, GE
               Capital CFE, Inc., Continental Casualty Company, Cerberus Partners, L.P., Pamco Cayman Ltd., and Pam Capital Funding LP.

     10.66 Second Amended and Restated Credit Agreement dated as of September 30, 2002 by and among the Company as borrower, certain of its subsidiaries as guarantors, the lenders referred to therein, and Wachovia Bank National Association, as agent, and related Form of Term Note, Form of Subsidiary Guaranty Agreement, and Form of Intercompany Subordination Agreement.

     99.1      Press Release dated September 30, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date:  October 16, 2002                 By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

   3.1(a) Second Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 18, 1995, as amended by the Certificate of Designation, Preferences, and Rights of Series B Preferred Stock filed with the Secretary of State of Delaware on September 26, 2002

    4.5 Registration Rights Agreement dated as of September 30, 2002 by and among the Company, Special Value Bond Fund II, LLC, GE
               Capital CFE, Inc., Continental Casualty Company, Cerberus Partners, L.P., Pamco Cayman Ltd., and Pam Capital Funding LP

   10.66 Second Amended and Restated Credit Agreement dated as of September 30, 2002 by and among the Company as borrower, certain of its subsidiaries as guarantors, the lenders referred to therein, and Wachovia Bank National Association, as agent, and related Form of Term Note, Form of Subsidiary Guaranty Agreement, and Form of Intercompany Subordination Agreement

    99.1       Press Release dated September 30, 2002